Deutsche Bank Global Auto Industry Conference January 12, 2016 Exhibit 99.1

Forward-looking statements This presentation, as well as other statements made by Delphi Automotive PLC (the “Company”), contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events, certain investments and acquisitions and financial performance. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results. All statements that address future operating, financial or business performance or the Company’s strategies or expectations are forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect the Company. It should be remembered that the price of the ordinary shares and any income from them can go down as well as up. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law. 2

2015 in review 1 2015 represents midpoint of Delphi guidance; adjusted for restructuring and other special items 2 Estimate as of DLPH Q3 2015 earnings call 3 Total shareholder return (TSR) is defined as capital gains plus dividends 2015 revenue1 2015 operating margin1 2015 cash returned2 Engineers and scientists IPO through Q4 ‘15 TSR3 $15.0B 13% $1.5B 19,000 320% 3 Delivered strong financial results • Strong top-line expansion and growth over market • Continued robust bookings growth • Flexed cost structure given macro environment • Expanded operating margins by 60 bps1 • Completed numerous value enhancing transactions • Returned significant cash to shareholders 2015 highlights

$17,023 (~$1,500) (~$1,300) ~$800 $15,035 2014 revenue w/Thermal Thermal FX/ commodities Price/ volume 2015E revenue ex-Thermal Robust operating model 4 Business model that delivers value ($ millions) Revenue impacted by divestitures and macro environment Strong operating performance1 1 Adjusted for restructuring and other special items Note: 2015 represents midpoint of Delphi guidance $2,018 (~$100) (~$170) ~$200 $1,955 2014 op. income w/Thermal Thermal FX/ commodities Volume/ performance 2015E op. income ex-Thermal 13.0% 11.9%

Strategic imperatives • Enhance portfolio of market relevant products • Continue rotation to high-growth products and regions • Further diversify customer base and platform mix • Maintain investment grade ratings • Increase investment in organic and acquisition growth • Continue to return cash to shareholders Disciplined revenue growth • Continue footprint rotation to best cost countries • Increase leverage in operating model Margin expansion Increased cash flow Driving increased shareholder value 5

2016 Consumer Electronics Show 6 Showcased advanced technology portfolio

Strong revenue growth 7 Bookings growth translating to acceleration in revenue growth ($ millions) Continued bookings growth Revenue growth1 ($ billions) 1 At constant foreign exchange rates Note: Bookings = lifetime gross program revenues awarded, based upon expected volumes and pricing Note: All years exclude Thermal and 2015 and 2016 data represents Delphi guidance $18 $20 $22 $24 $24 ~$26 2010 2011 2012 2013 2014 2015E $13,107 $13,901 $14,887 2013 2014 2015E 2016E $16,600 - $17,000 Revenue at constant foreign exchange rates

Operating margin expansion1 8 Earnings per share growth1 Continue to increase leverage in operating model 11.8% 12.4% 13.0% 2013 2014 2015E 2016E Expanding margins and EPS 1 Adjusted for restructuring and other special items Note: All years exclude Thermal and 2015 and 2016 data represents Delphi guidance 13.3% - 13.6% $4.24 $4.94 $5.20 $5.80 - $6.10 2013 2014 2015E 2016E 2016 year-over-year increase $0.55 organic growth $0.15 HellermannTyton acquisition $0.05 share repurchases

Capital allocation strategy remains unchanged Capital deployment 9 Acquisition guidelines Strategic Operating Financial • Strengthen product portfolio • Diversify customer and regional mix • Solid operating systems • Strong management team and cultural fit • High confidence integration plan • Strong growth profile • Accretive to value M&A and share repurchases ~45-55% Dividends ~10-15% Capital expenditures ~35-40% Provides flexibility to increase shareholder value

Dividend increase 10 Drives additional shareholder value • Increase annual dividend payout from $1.00 to $1.16 per share – Increase of 16% – Represents ~15% of our 2016 operating cash flow – Continue to deploy balance of cash flow to opportunistic share repurchases and value-accretive M&A

Capital deployment track record Quanergy investment Ottomatika acquisition • Developing affordable LiDAR sensors • State-of-the-art solid state chipset • Enables advanced autonomous driving functionality Tula investment • Next generation cylinder deactivation software • Technology improves fuel efficiency and reduces emissions • Broad applicability across engine sizes and types • Industry-leading vehicle decision making software • First mover in technology development • Sensor fusion for current and next generation hardware 11 HellermannTyton acquisition Control-Tec acquisition Enhances portfolio of advanced technologies • Application tools to assist with cable management systems • Highly engineered product with a high cost of failure • High-growth, high-margin business profile • Highly scalable software-as-a-service business model • Further penetration opportunities with new and existing customers • Expanding current offerings into new lines of business

Source: December 2015 IHS Automotive and Delphi internal estimates Note: Includes medium/heavy duty trucks • Global market growth ~2% – North America ~3% – Europe ~2% – China ~4% – South America (~10%) • Euro 1.10 • Share repurchases ~$400M 2016 guidance assumptions 12

2016 guidance 13 1 Average actual 2015 exchange rates; revenue growth is adjusted for FX, commodities, the HellermannTyton acquisition and the E&S divestiture 2 Adjusted for restructuring and other special items (millions, except per share amounts) 2016 outlook Reported revenue $16,600 - $17,000 Organic growth1% 8% - 10% Operating income2 $2,200 - $2,300 Operating margin 13.3% - 13.6% EPS2 $5.80 - $6.10 Cash flow before financing $1,200 Tax rate 17% Continued revenue and earnings growth

Why Delphi will outperform Well positioned in a transformed and growing industry Global scale Industry-leading cost structure Strong margin expansion and cash flow generation Balanced and disciplined capital allocation Delivering industry-leading shareholder returns 14

Appendix

Non-US GAAP financial metrics The company’s 2015 and 2016 guidance was determined using a consistent manner and methodology ($ millions) 2014 2013 Net income attributable to Delphi $1,351 $1,212 Interest expense $135 $143 Other expense (income), net $8 $18 Income tax expense $255 $240 Equity income, net of tax ($20) ($15) Income from discontinued operations, net of tax ($60) ($60) Net income attributable to noncontrolling interest $89 $89 Operating income $1,758 $1,627 Restructuring $140 $137 Other acquisition and portfolio project costs $20 $15 Asset impairments $7 - Adjusted operating income $1,925 $1,779 17

Non-US GAAP financial metrics The company’s 2015 and 2016 guidance was determined using a consistent manner and methodology ($ millions) 2014 2013 Net income attributable to Delphi $1,351 $1,212 Income from discontinued operations attributable to Delphi, net of tax ($42) ($42) Income from continuing operations attributable to Delphi $1,309 $1,170 Adjusting items: Restructuring $140 $137 Other acquisition and portfolio project costs $20 $15 Asset impairments $7 - Debt extinguishment costs $34 $39 Transaction and related costs associated with acquisitions $6 - Tax impact of adjusting items (a) ($24) ($39) Adjusted net income attributable to Delphi $1,492 $1,322 Weighted average number of diluted shares outstanding 301.89 311.80 Diluted net income per share from continuing operations attributable to Delphi $4.34 $3.75 Adjusted net income per share $4.94 $4.24 18 (a) Represents the income tax impacts of the adjustments made for restructuring and other special items by calculating the income tax impact of these items using the appropriate tax rate for the jurisdiction where the charges were incurred